UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2024
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director
On January 25, 2024, Dana Green was appointed to the SoFi Technologies, Inc. (“SoFi”) board of directors with a term commencing January 25, 2024 and expiring at the 2024 annual meeting of stockholders. With the appointment of Ms. Green, the board of directors will consist of eleven directors.
Ms. Green will receive the standard non-employee director compensation for serving on the board of directors as described under “Compensatory Arrangements for Directors” in the Company's Proxy Statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy Statement”), which description is incorporated herein by reference. SoFi intends to enter into an indemnification agreement with Ms. Green in connection with her appointment to the board of directors, which is in substantially the same form as that entered into with the other directors of SoFi and is further described under “Indemnification of Directors and Officers” in the Company's Proxy Statement, which description is incorporated herein by reference. There are no arrangements or understandings between Ms. Green and any other persons pursuant to which Ms. Green was appointed a director of SoFi. There are no transactions in which Ms. Green has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Green, 58, served as Senior Vice President and as a senior bank supervisor at the Federal Reserve Bank of New York for 32 years starting in 1991. From 2010 to early 2023, Ms. Green was in charge of supervising (in 5-year time periods) systemically important financial institutions with complex risk profiles. Ms. Green also supervised several complex institutions during times of stress. Important Federal Reserve Bank Committee assignments held by Ms. Green include serving on a subcommittee of supervisors for the Bank for International Settlement aimed at harmonizing cross jurisdictional safety and soundness approaches for emerging risks to foster financial stability. Ms. Green has also served on the Risk Committee and the Liquidity Committee for the Federal Reserve System. We believe that Ms. Green is qualified to serve as a member of our Board of Directors because of her supervisory experience.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: January 31, 2024	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer